                                                              Exhibit (10)-5


                         WISCONSIN ENERGY CORPORATION

                            INCENTIVE STOCK OPTION
                            ----------------------

      THIS INCENTIVE STOCK OPTION, dated the ____ day of ________ 199_, is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to ___________ (the

"Employee") pursuant to the Company's 1993 Omnibus Stock Incentive Program

(the "Plan").


      WHEREAS, the Company believes it to be in the best interests of the

Company, its subsidiaries and its stockholders for its officers and other key employees to obtain or increase their stock ownership interest in the Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable;

and


      WHEREAS, the Employee is employed by the Company or one of its subsidiaries as an officer or key employee;


      NOW, THEREFORE, in consideration of the premises and of the services to be performed by the Employee, the Company hereby grants this stock option to the Employee on the terms and conditions hereinafter expressed.


      1.    OPTION GRANT
            ------------

      The Company hereby grants to the Employee an option to purchase a total of ______ shares of Common Stock of the Company at an option price of $_______

per share, being not less than 100% of the fair market value of the stock on the date hereof.  This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of

1986, as amended.

      2.    TIME OF EXERCISE
            ----------------

      This option may be exercised (in the manner described in paragraph 3 hereof) in whole or in part, at any time and from time to time, subject to the following limitations:


            (a)   This option may not be exercised to any extent until

_________________, at which time it will become fully exercisable.  However,

in the event that the Employee's employment with the Company or a subsidiary terminates by reason of retirement, permanent total disability or death prior to _________________, then this option shall become fully exercisable upon such termination.  In addition, this option shall become fully exercisable upon a Change of Control of the Company as defined in paragraph 11 of the

Plan.


            (b)   This option may not be exercised:


                  (i)   more than three months after the termination of the

                        Employee's employment with the Company or a subsidiary

                        for any reason other than retirement, permanent total

                        disability or death; or


                  (ii)  more than twelve months after termination of

                        employment by reason of permanent total disability or

                        death; or


                  (iii) more than three years after termination of employment by retirement; or


                  (iv)  more than ten years from the date hereof.


            For these purposes retirement and permanent total disability shall be determined in accordance with the established policies of the

            Company applicable to officers and other key employees.

            3.    METHOD OF EXERCISE
                  ------------------

This option may be exercised only by appropriate notice in writing delivered to the Secretary of the Company and accompanied by:


            (a)   a check payable to the order of the Company for the full

                  purchase price of the shares purchased, and


            (b)   such other documents or representations as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.


Payment of the purchase price may be made in whole or in part by the delivery of shares of Common Stock owned by the Employee (or by certification of the

Employee's ownership of such shares), valued at fair market value on the date of exercise.  Shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Employee for six months.


            4.    NON-TRANSFERABILITY; DEATH
                  --------------------------

            This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable during the

Employee's lifetime only by the Employee.  If the Employee dies during the option period, this option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) twelve months after the

Employee's death or (b) ten years from the date hereof, whichever period is shorter.


            5.    REGISTRATION
                  ------------

            If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available.  The Employee shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Employee's account in the book-entry form.


            6.    ADJUSTMENTS
                  -----------

            If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed.  If during the term of this option the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition

Consideration"), whether as a result of reorganization, sale, merger,

consolidation, or other similar transaction, the Company shall cause adequate provision to be made whereby the Employee shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the

Employee would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.

            IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Employee has agreed to the terms and conditions of this option, all as of the date first above written.



                                WISCONSIN ENERGY CORPORATION

                                By _____________________________________

                                              Chairman



                                   _____________________________________

                                              Employee

                         WISCONSIN ENERGY CORPORATION

                          NON-QUALIFIED STOCK OPTION
                          --------------------------

            THIS NON-QUALIFIED STOCK OPTION, dated the ____ day of __________

199_, is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to

________________ (the "Employee") pursuant to the Company's 1993 Omnibus Stock

Incentive Program (the "Plan").


            WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders for its officers and other key employees to obtain or increase their stock ownership interest in the

Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and


            WHEREAS, the Employee is employed by the Company or one of its subsidiaries as an officer or key employee;


            NOW, THEREFORE, in consideration of the premises and of the services to be performed by the Employee, the Company hereby grants this stock option to the Employee on the terms and conditions hereinafter expressed.


            1.    OPTION GRANT
                  ------------

            The Company hereby grants to the Employee an option to purchase a total of ______ shares of Common Stock of the Company at an option price of

$_____ per share, being not less than 100% of the fair market value of the stock on the date hereof.  This option is not intended to qualify as an

"incentive stock option" within the meaning of Section 422 of the Internal

Revenue Code of 1986, as amended.

            2.    TIME OF EXERCISE
                  ----------------

            This option may be exercised (in the manner described in paragraph

3 hereof) in whole or in part, at any time and from time to time, subject to the following limitations:


            (a)   This option may not be exercised to any extent until

_________________, at which time it will become fully exercisable.  However,

in the event that the Employee's employment with the Company or a subsidiary terminates by reason of retirement, permanent total disability or death prior to _________________, then this option shall become fully exercisable upon such termination.  In addition, this option shall become fully exercisable upon a Change of Control of the Company as defined in paragraph 11 of the

Plan.


            (b)   This option may not be exercised:

                  (i)   more than three months after the termination of the

                        Employee's employment with the Company or a subsidiary

                        for any reason other than retirement, permanent total

                        disability or death; or


                  (ii)  more than twelve months after termination of

                        employment by reason of permanent total disability or

                        death; or


                  (iii) more than three years after termination of employment by retirement; or


                  (iv)  more than ten years from the date hereof.


            For these purposes retirement and permanent total disability shall be determined in accordance with the established policies of the

            Company applicable to officers and other key employees.

            3.    METHOD OF EXERCISE
                  ------------------

            This option may be exercised only by appropriate notice in writing delivered to the Secretary of the Company and accompanied by:


                  (a)   a check payable to the order of the Company for the

                        full purchase price of the shares purchased and any

                        required tax withholding, and


                  (b)   such other documents or representations as the Company

                        may reasonably request in order to comply with

                        securities, tax or other laws then applicable to the

                        exercise of the option.


Payment of the purchase price may be made in whole or in part by the delivery of shares of Common Stock owned by the Employee (or by certification of the

Employee's ownership of such shares), valued at fair market value on the date of exercise.  Shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Employee for six months.

The Employee may satisfy any tax withholding obligation in whole or in part by electing to have the Company retain option shares having a fair market value on the date of exercise equal to the amount required to be withheld.


            4.    NON-TRANSFERABILITY; DEATH
                  --------------------------

            This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable during the

Employee's lifetime only by the Employee.  If the Employee dies during the option period, this option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) twelve months after the

Employee's death or (b) ten years from the date hereof, whichever period is shorter.


            5.    REGISTRATION
                  ------------

            If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available.  The Employee shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Employee's account in the book-entry form.


            6.    ADJUSTMENTS

            If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed.  If during the term of this option the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition

Consideration"), whether as a result of reorganization, sale, merger,

consolidation, or other similar transaction, the Company shall cause adequate provision to be made whereby the Employee shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the

Employee would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.


            IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Employee has agreed to the terms and conditions of this option, all as of the date first above written.


                                      WISCONSIN ENERGY CORPORATION

                                      By_________________________________

                                                  Chairman



                                        _________________________________

                                                  Employee

                         WISCONSIN ENERGY CORPORATION

             INCENTIVE STOCK OPTION AND CONTINGENT DIVIDEND AWARD
             ----------------------------------------------------


            THIS INCENTIVE STOCK OPTION, dated the 20th day of December 1995,

is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to ___________

(the "Employee") pursuant to the Company's 1993 Omnibus Stock Incentive

Program (the "Plan").


            WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders for its officers and other key employees to obtain or increase their stock ownership interest in the

Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and


            WHEREAS, the Employee is employed by the Company or one of its subsidiaries as an officer or key employee;


            NOW, THEREFORE, in consideration of the premises and of the services to be performed by the Employee, the Company hereby grants this stock option to the Employee on the terms and conditions hereinafter expressed.


            1.    OPTION GRANT
                  ------------

            The Company hereby grants to the Employee an option to purchase a total of ______ shares of Common Stock of the Company at an option price of

$30.188 per share, being not less than 100% of the fair market value of the stock on the date hereof.  This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            2.    TIME OF EXERCISE
                  ----------------

            This option may be exercised (in the manner described in paragraph

3 hereof) in whole or in part, at any time and from time to time, subject to the following limitations:


            (a)   This option may not be exercised to any extent until

December 20, 1999, at which time it will become fully exercisable.  However,

in the event that the Employee's employment with the Company or a subsidiary terminates by reason of retirement, permanent total disability or death prior to December 20, 1999, then this option shall become fully exercisable upon such termination.  In addition, this option shall become fully exercisable upon a Change of Control of the Company as defined in paragraph 11 of the Plan except notwithstanding any other provisions of the Plan, none of the transactions contemplated by the Amended and Restated Agreement and Plan of

Merger, dated as of April 28, 1995, as amended and restated as of July 26,

1995 by and among Northern States Power Company, Wisconsin Energy Corporation,

Northern Power Wisconsin Corp., and WEC Sub Corp., shall constitute a Change in Control for purposes of the Plan.


            (b)   This option may not be exercised:

                  (i)   more than three months after the termination of the

                        Employee's employment with the Company or a subsidiary

                        for any reason other than retirement, permanent total

                        disability or death; or


                  (ii)  more than twelve months after termination of

                        employment by reason of permanent total disability or

                        death; or


                  (iii) more than three years after termination of employment by retirement; or

                  (iv)  more than ten years from the date hereof.


            For these purposes retirement and permanent total disability shall be determined in accordance with the established policies of the

            Company applicable to officers and other key employees.


            3.    METHOD OF EXERCISE
                  ------------------

This option may be exercised only by appropriate notice in writing delivered to the Secretary of the Company and accompanied by:


            (a)   a check payable to the order of the Company for the full

                  purchase price of the shares purchased, and


            (b)   such other documents or representations as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.


Payment of the purchase price may be made in whole or in part by the delivery of shares of Common Stock owned by the Employee (or by certification of the

Employee's ownership of such shares), valued at fair market value on the date of exercise.  Shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Employee for six months.


            4.    NON-TRANSFERABILITY; DEATH
                  --------------------------

            This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable during the

Employee's lifetime only by the Employee.  If the Employee dies during the option period, this option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) twelve months after the

Employee's death or (b) ten years from the date hereof, whichever period is shorter.


            5.    REGISTRATION
                  ------------

            If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available.  The Employee shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Employee's account in the book-entry form.


            6.    ADJUSTMENTS
                  -----------

            If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed.  If during the term of this option the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition

Consideration"), whether as a result of reorganization, sale, merger,

consolidation, or other similar transaction, the Company shall cause adequate provision to be made whereby the Employee shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the

Employee would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.


            7.    CONTINGENT DIVIDEND AWARD
                  -------------------------

            The company hereby grants to the Employee a contingent dividend award on a number of shares equal to the number of shares covered by this option agreement, entitling the Employee to receive the equivalent of the cash dividends that would have been paid over a four-year period commencing

December 20, 1995 (the Performance Period) on such shares, providing the conditions set forth herein are satisfied.


            A contingent dividend award will only be payable if the Company achieves a total shareholder return over the Performance Period that is equal to or exceeds the median return earned by the companies in the Company's industry peer group, except that there will be no payout if the Company's total shareholder return is negative over the Performance Period.  No interest is payable on amounts accumulated with respect to the contingent dividend award prior to payment.  The contingent dividend award will be forfeited if the Employee does not remain in the employ of the Company or a subsidiary through the end of the Performance Period.

            IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Employee has agreed to the terms and conditions of this option, all as of the date first above written.


                                      WISCONSIN ENERGY CORPORATION


                                      By
                                         ---------------------------------

                                               Assistant Secretary


                                         ---------------------------------

                                                    Employee

                         WISCONSIN ENERGY CORPORATION

           NON-QUALIFIED STOCK OPTION AND CONTINGENT DIVIDEND AWARD
           --------------------------------------------------------


            THIS NON-QUALIFIED STOCK OPTION, dated the 20th day of December

1995, is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to

________________ (the "Employee") pursuant to the Company's 1993 Omnibus Stock

Incentive Program (the "Plan").


            WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders for its officers and other key employees to obtain or increase their stock ownership interest in the

Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and


            WHEREAS, the Employee is employed by the Company or one of its subsidiaries as an officer or key employee;


            NOW, THEREFORE, in consideration of the premises and of the services to be performed by the Employee, the Company hereby grants this stock option to the Employee on the terms and conditions hereinafter expressed.


            1.    OPTION GRANT
                  ------------

            The Company hereby grants to the Employee an option to purchase a total of ____ shares of Common Stock of the Company at an option price of

$_____ per share, being not less than 100% of the fair market value of the stock on the date hereof.  This option is not intended to qualify as an

"incentive stock option" within the meaning of Section 422 of the Internal

Revenue Code of 1986, as amended.

            2.    TIME OF EXERCISE
                  ----------------

            This option may be exercised (in the manner described in paragraph

3 hereof) in whole or in part, at any time and from time to time, subject to the following limitations:


            (a)   This option may not be exercised to any extent until

December 20, 1999, at which time it will become fully exercisable.  However,

in the event that the Employee's employment with the Company or a subsidiary terminates by reason of retirement, permanent total disability or death prior to December 20, 1999, then this option shall become fully exercisable upon such termination.  In addition, this option shall become fully exercisable upon a Change of Control of the Company as defined in paragraph 11 of the Plan except notwithstanding any other provisions of the Plan, none of the transactions contemplated by the Amended and Restated Agreement and Plan of

Merger, dated as of April 28, 1995, as amended and restated as of July 26,

1995 by and among Northern States Power Company, Wisconsin Energy Corporation,

Northern Power Wisconsin Corp., and WEC Sub Corp., shall constitute a Change in Control for purposes of the Plan.


            (b)   This option may not be exercised:


                  (i)   more than three months after the termination of the

                        Employee's employment with the Company or a subsidiary

                        for any reason other than retirement, permanent total

                        disability or death; or


                  (ii)  more than twelve months after termination of

                        employment by reason of permanent total disability or

                        death; or


                  (iii) more than three years after termination of employment by retirement; or

                  (iv)  more than ten years from the date hereof.


            For these purposes retirement and permanent total disability shall be determined in accordance with the established policies of the

            Company applicable to officers and other key employees.


            3.    METHOD OF EXERCISE
                  ------------------

            This option may be exercised only by appropriate notice in writing delivered to the Secretary of the Company and accompanied by:


            (a)   a check payable to the order of the Company for the full

                  purchase price of the shares purchased and any required tax withholding, and

            (b)   such other documents or representations as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.


Payment of the purchase price may be made in whole or in part by the delivery of shares of Common Stock owned by the Employee (or by certification of the

Employee's ownership of such shares), valued at fair market value on the date of exercise.  Shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Employee for six months.

The Employee may satisfy any tax withholding obligation in whole or in part by electing to have the Company retain option shares having a fair market value on the date of exercise equal to the amount required to be withheld.


            4.    NON-TRANSFERABILITY; DEATH
                  --------------------------

            This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable during the

Employee's lifetime only by the Employee.  If the Employee dies during the option period, this option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) twelve months after the

Employee's death or (b) ten years from the date hereof, whichever period is shorter.


            5.    REGISTRATION
                  ------------

            If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available.  The Employee shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Employee's account in the book-entry form.


            6.    ADJUSTMENTS

            If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed.  If during the term of this option the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition

Consideration"), whether as a result of reorganization, sale, merger,

consolidation, or other similar transaction, the Company shall cause adequate provision to be made whereby the Employee shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the

Employee would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.


            7.    CONTINGENT DIVIDEND AWARD
                  -------------------------

            The company hereby grants to the Employee a contingent dividend award on a number of shares equal to the number of shares covered by this option agreement, entitling the Employee to receive the equivalent of the cash dividends that would have been paid over a four-year period commencing

December 20, 1995 (the Performance Period) on such shares, providing the conditions set forth herein are satisfied.


            A contingent dividend award will only be payable if the Company achieves a total shareholder return over the Performance Period that is equal to or exceeds the median return earned by the companies in the Company's industry peer group, except that there will be no payout if the Company's total shareholder return is negative over the Performance Period.  No interest is payable on amounts accumulated with respect to the contingent dividend award prior to payment.  The contingent dividend award will be forfeited if the Employee does not remain in the employ of the Company or a subsidiary through the end of the Performance Period.

            IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Employee has agreed to the terms and conditions of this option, all as of the date first above written.


                                      WISCONSIN ENERGY CORPORATION



                                      By________________________________

                                             Assistant Secretary



                                        ________________________________

                                                  Employee